                                                                       Exhibit C

                               Weeks Realty, L.P.
            Pro Forma Condensed Consolidated Statements of Operations
                                   (Unaudited)

The unaudited condensed consolidated statements of operations are presented as if the Operating Partnership acquired the NWI and Lichtin 1997 Acquisition Properties as described herein, as of January 1, 1996. The unaudited combined results of operations of the NWI and Lichtin 1997 Acquisition Properties for the nine months ended September 30, 1997 include the historical revenue and certain operating expenses of the properties through their respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B). The actual operating results of the acquired properties subsequent to their acquisition dates are included in the historical financial statements of the Operating Partnership. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of the NWI and Lichtin 1997 Acquisition Properties have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet of the Operating Partnership included herein, the consolidated financial statements and accompanying notes thereto of the Operating Partnership for the year ended December 31, 1996 included in its Form 10/A dated and filed with the Commission on October 1, 1997, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its September 30, 1997 Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the Operating Partnership had acquired the NWI and Lichtin 1997 Acquisition Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                               Weeks Realty, L.P.
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                      (In thousands, except per share data)

---------------------------------------------------------------------------------------------------------------------------
                                            Operating       Lichtin 1997       NWI 1997
                                          Partnership        Acquisition      Acquisition      Pro Forma
                                           Historical(a)    Properties(b)    Properties(b)    Adjustments          Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Revenue
     Rental income                         $    57,326       $     2,437    $        504      $        --        $   60,267
     Tenant reimbursements                       7,319             1,179             108               --             8,606
     Direct financing lease                        565                --              --               --               565
     Other                                         406                --              --               --               406
-------------------------------------------------------------------------------------------------------------------------------
                                                65,616             3,616             612               --            69,844
-------------------------------------------------------------------------------------------------------------------------------
Expenses
     Property operating
       and maintenance                           7,720             1,176              64               --             8,960
     Real estate taxes                           5,394               215              83               --             5,692
     Depreciation and amortization              17,344                --              --              997/(c)/       18,341
     Interest                                   14,341                --              --            2,113/(d)/       16,454
     Amortization of deferred
       financing costs                             679                --              --               --               679
     General and administrative                  3,675                --              --               --             3,675
-------------------------------------------------------------------------------------------------------------------------------
                                                49,153             1,391             147            3,110            53,801
-------------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
     unconsolidated subsidiaries,
     interest income and gain on sale
     of real estate asset                       16,463             2,225             465           (3,110)           16,043
     Equity in earnings of
       unconsolidated subsidiaries               1,538                --              --               --             1,538
     Interest income                               996                --              --               --               996
     Gain on sale of real estate asset             209                --              --               --               209
-------------------------------------------------------------------------------------------------------------------------------
Net Income                                 $    19,206       $     2,225    $        465      $    (3,110)       $   18,786
-------------------------------------------------------------------------------------------------------------------------------
Earnings Per Unit Data:
Basic                                      $      0.92                --              --               --        $     0.87
Diluted                                    $      0.91                --              --               --        $     0.86
-------------------------------------------------------------------------------------------------------------------------------
Weighted average units:
     Basic                                      20,816                --              --              707/(e)/       21,523
     Diluted                                    21,018                --              --              707/(e)/       21,725
-------------------------------------------------------------------------------------------------------------------------------

                               Weeks Realty, L.P.
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (In thousands, except per share data)

---------------------------------------------------------------------------------------------------------------------------
                                               Operating       Lichtin 1997     NWI 1997
                                              Partnership       Acquisition    Acquisition      Pro Forma
                                             Historical(a)     Properties(b)  Properties(b)    Adjustments       Pro Forma
---------------------------------------------------------------------------------------------------------------------------
Revenue
     Rental                                  $   48,162        $    4,347    $         702     $        --     $    53,211
     Tenant reimbursements                        4,517             2,187              114              --           6,818
     Direct financing lease                         768                --               --              --             768
     Other                                          436                --               --              --             436
---------------------------------------------------------------------------------------------------------------------------
                                                 53,883             6,534              816              --          61,233
---------------------------------------------------------------------------------------------------------------------------
Expenses
     Property operating
       and maintenance                            6,025             2,100              110              --           8,235
     Real estate taxes                            4,725               381               52              --           5,158
     Depreciation and amortization               13,474                --               --           1,412(c)       14,886
     Interest                                    11,779                --               --           2,813(d)       14,592
     Amortization of deferred
       financing costs                              864                --               --              --             864
     General and administrative                   3,039                --               --              --           3,039
---------------------------------------------------------------------------------------------------------------------------
                                                 39,906             2,481              162           4,225          46,774
---------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
     unconsolidated subsidiaries and
     interest income                             13,977             4,053              654          (4,225)         14,459
     Equity in earnings of
       unconsolidated subsidiaries                1,340                --               --              --           1,340
     Interest income                                492                --               --              --             492
---------------------------------------------------------------------------------------------------------------------------
Net Income                                  $    15,809        $    4,053    $         654     $    (4,225)    $    16,291
---------------------------------------------------------------------------------------------------------------------------

Earnings Per Unit Data:
Basic                                       $      1.11                --               --               --    $      1.09
Diluted                                     $      1.10                --               --               --    $      1.08
---------------------------------------------------------------------------------------------------------------------------
Weighted average units:
Basic                                            14,280                --               --            641(e)        14,921
Diluted                                          14,386                                               641(e)        15,027
---------------------------------------------------------------------------------------------------------------------------

                               Weeks Realty, L.P.
                  Notes and Assumptions to Unaudited Pro Forma
                 Condensed Consolidated Statements of Operations

(a) Represents the Operating Partnership's unaudited condensed consolidated statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997, and the Operating Partnership's consolidated statement of operations contained in its Form 10/A dated and filed with the Commission on October 1, 1997, for the year ended December 31, 1996, as applicable.

(b) Represents adjustments to reflect historical rental revenue, tenant reimbursements, real estate taxes and certain property operating and maintenance expenses for the Lichtin 1997 Acquisition Properties as detailed in Exhibit A and the NWI 1997 Acquisition Properties as detailed in Exhibit B.

(c) Represents adjustment to reflect depreciation expense for the NWI and Lichtin 1997 Acquisition Properties based upon the Operating Partnership's assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B).

(d) Represents interest expense for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B) associated with approximately $24.0 million of mortgage debt assumed at a weighted average interest rate of approximately 9.0% and additional Operating Partnership revolving credit facility borrowings of approximately $37.6 million at an interest rate of 7.00% which were utilized to acquire the Lichtin 1997 Acquisition Properties.

(e) Represents the adjustment of weighted average units outstanding to reflect the units in the Operating Partnership issued in conjunction with the acquisitions of the NWI and Lichtin 1997 Acquisition Properties.

                               Weeks Realty, L.P.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1997
                                   (Unaudited)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of certain of the Lichtin and NWI 1997 Acquisition Properties which occurred subsequent to September 30, 1997 (consisting of four properties acquired from Lichtin and two properties from NWI for total acquisition consideration of approximately $43.4 million) had occurred as of September 30, 1997. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Operating Partnership would have been at September 30, 1997, nor does it purport to represent the future financial position of the Operating Partnership.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Operating Partnership included herein, the consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its Form 10/A dated and filed with the Commission on October 1, 1997 for the year ended December 31, 1996, and the unaudited condensed consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its September 30, 1997 Quarterly Report on Form 10-Q.

                               Weeks Realty, L.P.
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1997
                                   (Unaudited)
                                 (In thousands)

---------------------------------------------------------------------------------------------------------------------------
                                                     Operating Partnership         Pro Forma
                                                        Historical/(a)/         Adjustments/(b)/          Pro Forma
---------------------------------------------------------------------------------------------------------------------------
Assets
     Land                                              $     98,279              $      5,986            $   104,265
     Buildings and improvements                             578,722                    37,372                616,094
     Accumulated depreciation                               (56,639)                       --                (56,639)
---------------------------------------------------------------------------------------------------------------------------
       Operating real estate assets                         620,362                    43,358                663,720
     Developments in progress                                72,415                        --                 72,415
     Land held for future development                         9,833                        --                  9,833
---------------------------------------------------------------------------------------------------------------------------
       Net real estate assets                               702,610                    43,358                745,968
     Real estate loans                                       24,619                        --                 24,619
     Cash and cash equivalents                                  476                        --                    476
     Direct financing lease                                   6,387                        --                  6,387
     Receivables                                              5,032                        --                  5,032
     Deferred costs, net                                     12,530                        --                 12,530
     Investments in and notes receivable
       from unconsolidated subsidiaries                       8,876                        --                  8,876
     Other assets                                             2,600                        --                  2,600
---------------------------------------------------------------------------------------------------------------------------
Total Assets                                           $    763,130              $     43,358            $   806,488
===========================================================================================================================
Liabilities and Partners' Capital
     Mortgage notes payable                            $    190,687              $         --            $   190,687
     Bank credit facility borrowings                        150,098                    28,423/(b)/           178,521
     Accounts payable
       and accrued expenses                                  18,301                        --                 18,301
     Other liabilities                                        4,127                        --                  4,127
---------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                           363,213                    28,423                391,636
---------------------------------------------------------------------------------------------------------------------------

Other limited partners' capital interests,
     at redemption value                                    168,381                    15,717/(b)(c)/        184,098

Partners' capital                                           231,536                      (782)/(c)/          230,754

---------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Partners' Capital                $    763,130              $     43,358            $   806,488
---------------------------------------------------------------------------------------------------------------------------

                               Weeks Realty, L.P.
                  Notes and Assumptions to Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet

(a) Represents the Operating Partnership's unaudited condensed consolidated balance sheet contained in the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

(b) Represents the aggregate purchase price, including closing costs, of approximately $43.4 million for the four properties acquired from Lichtin and the two properties acquired from NWI subsequent to September 30, 1997 (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B). The aggregate acquisition consideration for these six properties consisted of the assumption and repayment of other indebtedness and the payment of cash through the Operating Partnership's revolving credit facility of approximately $28.4 million, and units of limited partnership interest in the Operating Partnership valued at $15.0 million.

(c) Includes the adjustment of $782,000 to state the other limited partners' capital interests at their redemption value of $32.75 per unit as of September 30, 1997.